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                                                                   EXHIBIT 10.03

                                THIRD AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT


     Third Amendment dated as of July 23, 2002 to Revolving Credit Agreement (the "Third Amendment"), by and between LIFELINE SYSTEMS, INC., a Massachusetts corporation (the "Borrower") and CITIZENS BANK OF MASSACHUSETTS (the "Bank"), amending certain provisions of the Revolving Credit Agreement dated as of April 22, 1998 (as amended and in effect from time to time, the "Credit Agreement") between the Borrower and the Bank. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Bank have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1. Amendment to Section 1 of the Credit Agreement. The definition of "Revolving Credit Loan Maturity Date" contained in (S)1.1 of the Credit Agreement is hereby amended by deleting the date "July 30, 2002" which appears in such definition and substituting in place thereof the date "August 30, 2002".

     (S)2. Conditions to Effectiveness. This Third Amendment shall not become effective until the Bank receives a counterpart of this Third Amendment, executed by the Borrower and the Bank.

     (S)3. Representations and Warranties. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in
(S)6 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Third Amendment and the performance by the Borrower and each Subsidiary of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of each the Borrower and such Subsidiary and has been duly authorized by all necessary corporate action on the part of the Borrower and each such Subsidiary.

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     (S)4. Ratification, Etc. Except as expressly amended hereby, the Credit
Agreement and all documents, instruments and agreements related thereto, including, but not limited to the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     (S)6. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)7. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.


                                                LIFELINE SYSTEMS, INC.


                                                By: /s/ Dennis M. Hurley
                                                    --------------------
                                                Title: SVP/CFO



                                                CITIZENS BANK OF MASSACHUSETTS


                                                By: /s/ Victoria Lazzell
                                                    --------------------
                                                Title: VP